SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) June 7, 2006

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000 72-1229752	1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 446 North Boulevard Baton Rouge, LA 70802 Telephone (225) 381-5868 75-3206126

1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	1-31508	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830

1-27031	ENTERGY GULF STATES, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631 74-0662730	0-5807	ENTERGY NEW ORLEANS, INC. (a Louisiana corporation) 1600 Perdido Street, Building 529 New Orleans, Louisiana 70112 Telephone (504) 670-3620 72-0273040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Complaint filed by Arkansas Public Service Commission

On June 7, 2006, the Arkansas Public Service Commission ("APSC") filed a complaint with the Federal Energy Regulatory Commission ("FERC") against Entergy Services, Inc., as the representative of Entergy Corporation ("Entergy") and its operating companies, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, LLC ("ELL"), Entergy Mississippi, Inc. and Entergy New Orleans, Inc. (collectively, the "Operating Companies"), pursuant to Sections 205, 206 and 207 of the Federal Power Act ("FPA"). The APSC states that "The purpose of the complaint is to institute an investigation into the prudence of Entergy's practices affecting the wholesale rates that flow through its System Agreement." The complaint requests, among other things, that the FERC disallow any costs found to be imprudent, with a refund effective date to be set at the earliest possible time. Specific areas of requested investigation include:

  The Operating Companies' transmission expansion and planning process, including the construction, or lack thereof, of economic transmission upgrades;
  The Operating Companies' wholesale purchasing practices, including the potential savings due to integration of independent power producers into their economic dispatch;
  The Operating Companies' alleged failure to retire their aging, inefficient gas- and oil-fired generation; and
  The alleged failure to construct or acquire coal capacity for the generation portfolio of ELL.

  The complaint also requests that the FERC exercise its authority under Section 207 of the FPA to investigate the adequacy of Entergy's transmission system and direct it to make all necessary upgrades to ensure that its transmission facilities provide reliable, adequate and economic service.

  The Operating Companies believe that their conduct with respect to these issues has been prudent and will vigorously defend such conduct. Entergy believes that this complaint is a reiteration of arguments that the APSC previously had made in the System Agreement proceeding, and which the FERC previously had rejected. The FERC's decision in the System Agreement proceeding is currently pending before the United States Court of Appeals for the D.C. Circuit. For additional information regarding the System Agreement and related legal proceedings, see "System Agreement Proceedings" in the "Significant Factors and Known Trends" section of Entergy Corporation and Subsidiaries Management's Discussion and Analysis in Entergy's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

  Press Release issued by Entergy Arkansas, Inc.

  On June 7, 2006, Entergy Arkansas, Inc. issued a press release, which is attached as exhibit 99.1 hereto and incorporated herein by reference.

  Item 9.01 Exhibits.
Exhibit No.	Description
99.1	Press Release, dated June 7, 2006, issued by Entergy Arkansas, Inc.

  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Entergy Corporation
  Entergy Arkansas, Inc.
  Entergy Gulf States, Inc.
  Entergy Louisiana, LLC
  Entergy Mississippi, Inc.
  Entergy New Orleans, Inc.

  By: /s/ Robert D. Sloan
  Robert D. Sloan
  Executive Vice President, General
  Counsel and Secretary

  Dated: June 9, 2006